SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ENVIROSOURCE, INC

          GABELLI FUNDS, LLC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 5/12/99            2,428-            1.3750
               THE GABELLI CAPITAL ASSET FUND
                                 6/21/99            1,000             2.1250
                                 6/04/99            5,000             1.7000
                                 4/22/99            5,000-            1.5624
          THE GABELLI CAPITAL ASSET FUND
                                 6/01/99                1             1.3700
          GAMCO INVESTORS, INC.
                                 6/18/99            3,000             2.1250
                                 6/18/99              900             2.0000
                                 6/17/99            2,000             2.1250
                                 6/16/99              900             2.0000
                                 6/15/99              200             2.0000
                                 6/14/99            1,100             2.0000
                                 6/11/99            1,600             1.8945
                                 6/09/99            3,500             1.9375
                                 6/07/99            6,500             1.9375
                                 6/04/99              600             1.5208
                                 6/01/99            2,000-            1.3125
                                 5/21/99            1,000-            1.5000
                                 5/18/99              998-            1.5000
                                 5/17/99            3,000             1.6875
                                 5/17/99            1,000-            1.6250
                                 5/14/99              571-            1.7500
                                 5/13/99            2,700-            1.8426
                                 5/13/99            2,700             1.7500
                                 5/12/99            1,200             1.6042
                                 5/11/99            4,000-            1.4375
                                 5/11/99              800             1.3562
                                 5/11/99              500             1.3750
                                 5/11/99              799-            1.4375
                                 5/10/99            3,000-            1.2083
                                 5/10/99            5,000             1.2500
                                 5/10/99              600             1.1250
                                 5/07/99            5,600-            1.0223
                                 5/06/99           11,000             1.0000






                                               SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ENVIROSOURCE, INC

          GAMCO INVESTORS, INC.
                                 5/05/99            7,500-            1.0000
                                 5/04/99            5,000             1.9625
                                 5/04/99            8,500-             .9890
                                 4/26/99            1,000-            1.0625
                                 4/26/99            1,500             1.0625
          GABELLI & COMPANY MARKET MAKING ACCOUNT
                                 5/11/99                1-            1.4375
















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.